Exhibit 99.2

This Statement on Form 3 is filed by: (i) Tiger Parent Holdings, L.P.; (ii) Tiger Parent Holdings GP, LLC; (iii) AP IX Tiger Holdings, L.P.; (iv) AP IX Tiger Holdings GP, LLC; (v) Apollo Management IX, L.P.; (vi) AIF IX Management, LLC; (vii) Apollo Management, L.P.; (viii) Apollo Management GP, LLC; (ix) Apollo Management Holdings, L.P.; and (x) Apollo Management Holdings GP, LLC.

Name of Designated Filer: Apollo Management Holdings GP, LLC

Date of Event Requiring Statement: September 1, 2021

Issuer Name and Ticker or Trading Symbol: SYNNEX Corporation [SNX]

TIGER PARENT HOLDINGS, L.P.

By:	Tiger Parent Holdings GP, LLC
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

TIGER PARENT HOLDINGS GP, LLC

By:	/s/ James Elworth
James Elworth
Vice President

AP IX TIGER HOLDINGS, L.P.

By:	AP IX Tiger Holdings GP, LLC,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

AP IX TIGER HOLDINGS GP, LLC

By:	/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT IX, L.P.

By:	AIF IX Management, LLC,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

AIF IX MANAGEMENT, LLC

By:		/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT, L.P.

By:		Apollo Management GP, LLC,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT GP, LLC

By:		/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:		Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:		/s/ James Elworth
James Elworth
Vice President

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